SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               November 2, 1999
-------------------------------------------------
(Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number


                        Ohio                           31-0987416
----------------------------------------------     ------------------
(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                  Identification Number)

          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                                 45750
----------------------------------------              -----------------
(Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (614) 373-3155


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On November 2, 1999 Peoples Bancorp Inc. announced that Northwest Territory Property and Casualty Insurance Agency, Inc. a division of Peoples Bancorp, has acquired the Lambert Insurance Agency of Pomeroy, Ohio. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

              EXHIBIT NUMBER        DESCRIPTION
              --------------        -----------------------------
                   99               News Release November 2, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  November 2, 1999                 PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                                 By:/s/ ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number               Description                            Page
--------------------         -----------------------------    ---------------

          99                 News Release November 2, 1999          4